UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 29, 2006

Lucy’s Cafe, Inc.
(Exact name of registrant as specified in its charter)

333-88278
(Commission File Number)

Nevada	88-0476779
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)

2685 Park Center Drive, Bldg. A, Simi Valley, CA 93065
(Address of principal executive offices, including zip code)

(805) 433-8000
(Registrant’s telephone number, including area code)

1780 Grenada St., Seaside, CA 93955
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 29, 2006, Lucy’s Cafe, Inc. (“Lucy’s Cafe”) issued a press release, announcing the acquisition of InterMetro Communications, Inc. (“InterMetro”) through an exchange of stock (“Exchange”) with the securities holders of InterMetro. Concurrently with the Exchange, Lucy’s Cafe, Inc. (the "Company") raised $10,235,000 million in gross proceeds from institutional investors in a private placement of common stock (“Proceeds”). The purchase price per share of common stock was $1.00. The Proceeds will be held in an escrow account pending the receipt of all original signatures to the closing documents.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit              Description
99.1                 Press Release dated December 29, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCY’S CAFE, INC. (Registrant)

Date: January 3, 2007	By:	/s/ Vincent Arena
Vincent Arena Chief Financial Officer